Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RiskOn International, Inc. (the “Registrant”) on Form 10-K for the period ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph M. Spaziano, Principal Executive Officer, and I, Kayson Pulsipher, Principal Financial Officer and Principal Accounting Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 15, 2024	By: /s/ Joseph M. Spaziano
Name: Joseph M. Spaziano
Title: Chief Executive Officer
(Principal Executive Officer)

Date: July 15, 2024	By: /s/ Kayson Pulsipher
Name: Kayson Pulsipher
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)